SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                   May 1, 2002
                Date of Report (Date of earliest event reported)



                           Circuit Research Labs, Inc.
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             (Exact name of registrant as specified in its charter)



Arizona                          0-11353                        86-0344671
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(State or other jurisdiction   (Commission                   (IRS Employer
of incorporation)              File Number)                  Identification No.)


2522 West Geneva Drive
Tempe, Arizona                                                          85282
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(Address of principal executive offices)                              (Zip Code)



                                 (602) 438-0888
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              (Registrant's telephone number, including area code)


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Item 4.        Changes in Registrant's Certifying Accountant.

     On May 8, 2002, Altschuler, Melvoin and Glasser LLP of California ("AM&G of California"), the Registrant's independent public accountants, notified the Registrant of its withdrawal as the Registrant's independent public accounting firm. The withdrawal of AM&G of California was necessitated by the departure of that firm's partner in charge of audits of companies required to file periodic reports with the Securities and Exchange Commission. As a result of this partner's departure, AM&G of California will no longer be engaging as independent auditors for reporting companies. The Registrant has engaged Altschuler, Melvoin and Glasser LLP of Illinois ("AM&G of Illinois"), effective as of May 8, 2002, to serve as the Registrant's independent public accountants for the fiscal year 2002. Although AM&G of Illinois and AM&G of California are affiliated, they are separate entities. Consequently, the Registrant has determined, based upon its technical interpretation of the requirements set forth under Item 304 of Regulation S-B and the instructions regarding information to be included in reports on Form 8-K under Item 4, that it is required to make the disclosures set forth under Item 4 in this current report on Form 8-K.

     Since the Registrant's engagement of AM&G of California on June 26, 2001, there have been no disagreements between the Registrant and AM&G of California on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of AM&G of California, would have caused that firm to make reference thereto in connection with its reports.

     No report of AM&G of California on the financial statements of the Registrant for either of the past two years contained an adverse opinion or disclaimer of opinion or was modified as to audit scope or accounting principles. AM&G of California's report on the financial statements of the Registrant for the fiscal year ended December 31, 2001 contained a going concern modification.

     The Registrant provided AM&G of California with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AM&G of California's letter, dated May 9, 2002, stating its agreement with such statements.


Item 5.        Other Events.

     Amendment to Credit Agreement with Harman Acquisition Corp.

     As previously disclosed in the Registrant's current report on Form 8-K filed June 15, 2000, as amended by the Registrant's current report on Form 8-K/A filed October 12, 2000, the Registrant's wholly owned subsidiary, CRL Systems, Inc., acquired the assets of Orban, Inc., a wholly-owned subsidiary of Harman International Industries, Inc. ("Harman"), on May 31, 2000. Including the $500,000 previously paid to Harman as non-refundable deposits in 1999 and 2000, the total stated purchase price was $10.5 million, of which $2 million was paid in cash and the balance of which was financed by Harman. In conjunction with the Asset Sale Agreement between the Registrant and Harman, the parties entered into a Credit Agreement to establish the terms and conditions of the $8.5 million loan from Harman to the Registrant. The loan is evidenced by one short-term promissory note, in the amount of $3.5 million, and one long-term promissory note, in the amount of $5 million. The long-term note originally bore interest at 8% per annum and required quarterly principal payments beginning March 31, 2001, with a balloon payment of $3 million due on March 31, 2003. The short-term note bore interest at 8% per annum for the period from June 1, 2000 to July 31, 2000 and 10% per annum from August 1, 2000 up to its September 30, 2000 maturity date. The notes are collateralized by, among other things, all receivables, inventory and equipment, investment property, including the Registrant's stock in CRL Systems, Inc., and intellectual property of the Registrant and CRL Systems, Inc.

     The Registrant received several payment extensions on the promissory notes. First, in exchange for $150,000 cash and an increase in the interest rates to 12% per annum for both promissory notes, Harman extended the maturity date of the short-term note to November 30, 2000. The maturity date of the short-term note was subsequently extended several times without fees or other significant changes to the original terms of the note and was due April 30, 2002. Additionally, the first principal payment on the long-term note of $250,000, originally due March 31, 2001, was extended to September 30, 2001 with the remaining quarterly principal payments deferred until April 30, 2002.

     On October 1, 2001, the Registrant and Harman entered into an Amendment to Credit Agreement (the "Amended Credit Agreement") under which both the short-term and the long-term promissory notes were amended and restated. Under the Amended Credit Agreement, both promissory notes were converted to demand notes payable on the demand of Harman. Additionally, under the Amended Credit Agreement, the first principal payment on the long-term note of $250,000, the due date of which had been extended to September 30, 2001, was increased to $1,250,000 and the maturity date was extended to April 30, 2002.

     Effective May 1, 2002, the Registrant entered into a Second Amendment to Credit Agreement with Harman under which the long and short term demand notes were amended and restated to remove the requirement for quarterly payments on the long term note and to extend the maturity dates for the notes to December 31, 2003, unless Harman demands payment at an earlier date. Interest only payments remain payable from time to time for both notes and are also due on demand.

     Copies of the Second Amendment to Credit Agreement and the amended and restated short-term and long-term demand notes are filed as exhibits to this report. Reference is made to these documents for a full statement of the terms and conditions of the Registrant's agreement with Harman.


Item 7.        Financial Statements and Exhibits

     (c)  Exhibits

     10.1 Second Amendment to Credit Agreement, dated as of May 1, 2002, by and among Circuit Research Labs, Inc., as Parent, CRL Systems, Inc., as Borrower, and Harman Acquisition Corp. (formerly known as Orban, Inc.), as Lender

     10.2 Second Amended and Restated Tranche A Note, dated as of May 1, 2002, from CRL Systems, Inc. to Harman Acquisition Corp. (formerly known as Orban, Inc.) in the amount of $5,000,000

     10.3 Second Amended and Restated Tranche B Note, dated as of May 1, 2002, from CRL Systems, Inc. to Harman Acquisition Corp. (formerly known as Orban, Inc.) in the amount of $3,500,000

     16 Letter from Altschuler, Melvoin and Glasser LLP of California to the Securities and Exchange Commission dated May 9, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CIRCUIT RESEARCH LABS, INC.




Date: May 13, 2002            By : /s/ Charles Jayson Brentlinger
                                   ---------------------------------
                                   Charles Jayson Brentlinger
                                   President and Chief Executive Officer

                                  Exhibit Index

Exhibit
Number                   Description


     10.1 Second Amendment to Credit Agreement, dated as of May 1, 2002, by and among Circuit Research Labs, Inc., as Parent, CRL Systems, Inc., as Borrower, and Harman Acquisition Corp. (formerly known as Orban, Inc.), as Lender

     10.2 Second Amended and Restated Tranche A Note, dated as of May 1, 2002, from CRL Systems, Inc. to Harman Acquisition Corp. (formerly known as Orban, Inc.) in the amount of $5,000,000

     10.3 Second Amended and Restated Tranche B Note, dated as of May 1, 2002, from CRL Systems, Inc. to Harman Acquisition Corp. (formerly known as Orban, Inc.) in the amount of $3,500,000

     16 Letter from Altschuler, Melvoin and Glasser LLP of California to the Securities and Exchange Commission dated May 9, 2002